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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  December 28, 2006


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.01  -  Completion  of  Acquisition  or  Disposition  of  Assets

     On December 28, 2006, N-Viro International Corporation (the "Company") entered into a Share Purchase Agreement (the "Agreement") with VFL Technology Corporation ("VFL"), pursuant to which the Company acquired VFL's membership interests in Florida N-Viro L.P. and Florida N-Viro Management, LLC, the general partner of Florida N-Viro L.P. The Company has jointly owned these entities with VFL since 1995. The purchase price paid by the Company to VFL for the acquisition of the membership interests was $500,000, with $100,000 paid at closing and the balance payable over ten years at 8% interest, pursuant to the terms of a promissory note delivered by the Company at closing. Pursuant to the Purchase Agreement, the payments on the Note will be offset first from annual royalties payable by VFL to the Company pursuant to an existing license agreement between the Company and VFL. Any remaining amounts due under the note are payable in cash within thirty days after the end of the fiscal year, after a yearly accounting is agreed to between the parties.

Pursuant  to  the  Section  4.2.1  of  the Agreement, Headwaters Resources, Inc.
("HRI"), an affiliate of VFL, will continue to be the sole source supplier of by-products to Florida N-Viro's operating facility, unless HRI can not supply the full requirements of Florida N-Viro for such by-products. Florida N-Viro operates a single facility in Volusia County, Florida, which is engaged in regional municipal biosolids treatment and soil remediation operations.

The Company had considered various strategic alternatives relating to its interest in Florida N-Viro, including a sale of its interests, but decided instead to acquire the remaining interest in order to pursue potential growth opportunities in the Florida market. The Company plans to continue to operate the business under the name of Florida N-Viro L.P.


Item 9.01 - Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

     It is impracticable for the Company to provide the required audited financial statements of the acquired business (the "Financial Statements") at the time this report on Form 8-K is filed. The Company will file these Financial Statements as soon as they are available, which will be not later than 75 days following the date of this report on Form 8-K.

(b)     Pro  Forma  Financial  Information

     It is impracticable for the Company to provide the required pro forma financial information reflecting the acquisition of the acquired business at the time this report on Form 8-K is filed. The Company will file such pro forma financial information as soon as it is available, which will be not later than 60 days following the date of this report on Form 8-K.

(c)     Exhibits

     Exhibit No.     Description
     -----------     -----------
     99.1            Share Purchase Agreement dated December 28, 2006.


   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION

Dated:          January 19, 2007         By:       /s/  James K. McHugh
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                                                   James K. McHugh
                                                   Chief Financial Officer